Exhibit 32.1

           Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Quarterly Report on Form 10-QSB of First American Capital Corporation (the "Company") for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof
(the "Report"), I, John F. Van Engelen, President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2) the information contained in the Report presents fairly, in all material respects, the financial condition and results of operations of the Company.



Date 08/12/04 		/s/ John F. Van Engelen
                            John F. Van Engelen,
	          President and Chief Executive Officer